SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




  Date of Report (Date of Earliest Event Reported): January 31, 2000

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE               333-33223             06-1444203
      (State or other        (Commission File        (IRS Employer
      jurisdiction of            Number)            Identification
      incorporation)                                    Number)


                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
             -------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

            On February 2, 2000, Nebco Evans Holding Company filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware in Wilmington, Delaware, following a similar filing by its subsidiary AmeriServe Food Distribution, Inc. on January 31, 2000. The petitions were styled as In re AmeriServe Food Distribution, Inc. , et al. and will be jointly administered. AmeriServe Food Distribution, Inc. will be operated as a debtor-in-possession under the Bankruptcy Code. A copy of the press release issued by AmeriServe Food Distribution, Inc. to report the Chapter 11 filing is attached as an exhibit hereto.

ITEM 5.  OTHER EVENTS

            On February 1, 2000, AmeriServe Food Distribution, Inc. announced that it received financing commitments from its largest customer partners, Tricon Global Restaurants, Inc. and the Burger King Corporation. A copy of the press release is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial statements of businesses acquired.

               -     Not Applicable

(b)         Pro forma financial information.

               -     Not Applicable

(c)         Exhibits.

            Exhibit 99.1  --  Press Release dated February 1, 2000

            Exhibit 99.2  --  Press Release dated February 1, 2000

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        NEBCO EVANS HOLDING
                                        COMPANY


                                        By:     /s/ A. Petter Ostberg
                                                ----------------------
                                        Name:   A. Petter Ostberg
                                        Title:  Vice President

Date:  February 15 , 2000

                                  EXHIBIT INDEX


 Exhibit
   No.          Description
 -------        -----------

  99.1          Press release, dated January 31, 2000

  99.2          Press release, dated February 1, 2000